YCG ENHANCED FUND a series of the YCG Funds

Summary Prospectus
March 31, 2014	Ticker Symbol: YCGEX

The Fund’s statutory Prospectus and Statement of Additional Information dated March 30, 2014, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at www.ycgfunds.com/prospectus. You can also get this information at no cost by sending an e-mail request to info@ycgfunds.com, or by writing to YCG Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 or by calling 855-444-YCGF (9243).

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”) or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE
The Fund seeks to maximize long-term capital appreciation consistent with reasonable investment risk.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class R Shares
Maximum Front-End Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees (You will be subject to a 2.00% redemption fee if you redeem your shares less than 90 calendar days after you purchase them.)	2.00%
Exchange Fees	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class R Shares
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.70%
Total Annual Fund Operating Expenses	1.70%
Fee Waivers and/or Expense Reimbursements (1)	(0.31)%
Total Annual Fund Operating Expenses After Waiver/Reimbursements	1.39%

(1)
In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust.  Pursuant to the expense limitation agreement, the Adviser (for the lifetime of the Fund) has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to 1.39%.  The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that (1) the reimbursement of expenses classified as “organizational” or “offering” related to the initial registration and offering of the Fund is made only for those  expenses incurred not more than one year prior to the date of reimbursement (2) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and (3) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded.  The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account.

Example:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and annual Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$142	$440	$761	$1,669

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. For the fiscal period December 28, 2012 through November 30, 2013, the Fund’s portfolio turnover rate was 9.21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in equity securities without regard to market capitalization that the Adviser believes will produce high, risk-adjusted, forward rates of return (i.e. the long-term annualized return that the Adviser believes a given security can achieve when purchased at the current market price).  The Fund may also write put options and covered call options on a substantial portion of the Fund’s long equity portfolio as a means to generate additional income and to tax-efficiently enter and exit positions.  The Fund will not use this strategy as a means of generating implicit leverage.  In other words, if all put options were to be exercised, the Fund will generally have enough cash on hand to purchase the assigned shares. The Fund may also invest in foreign equity and debt securities.

The Fund’s adviser, YCG, LLC (“YCG” or the “Adviser”) employs a disciplined investment strategy. In making its investment decisions, the Adviser uses a “bottom-up” approach focused on individual companies.  The Adviser generally does not focus on macroeconomic factors. The Adviser searches for above average businesses trading at below average prices.  The Adviser thinks this approach combines the best features of so-called “growth” and “value” investing.

In order to select investments, the Adviser uses independent, in-house, fundamental research to analyze each company, and chooses securities with a 10 year plus time horizon in mind.  The Adviser seeks to purchase stocks which possess one or more of the following “three P's”:

1.	Price – securities trading at prices that the Adviser believes will produce attractive long-term annualized returns with reasonable investment risk.

2.
Product – companies that have some or all of the following characteristics: high market share in core product or service lines, high cash returns on assets, low cyclicality, and high returns on incremental invested capital.

3.	People – companies run by management teams that emphasize shareholder value through prudent capital allocation.

Portfolio Construction
The Adviser believes that holding a relatively small number of stocks allows its “best ideas” to have a meaningful impact on the Fund’s performance. Therefore, the Fund is non-diversified and will hold fewer stocks than the typical stock mutual fund. The Adviser may invest more in its top choices than in investments it thinks are less attractive.  At times, depending on market and other conditions, and in the sole discretion of the Fund’s adviser, YCG, the Fund may invest a substantial portion of its assets in a small number of issuers, business sectors or industries. Generally, the Fund will hold between approximately 15-50 securities, not including options.

The Adviser may buy companies of any size market capitalization. If all else is equal, it prefers larger companies to smaller companies with regards to market capitalization.

The Fund may invest up to 50% of its assets in foreign equity securities. This 50% limit does not apply to investments in the form of American Depositary Receipts (ADRs).

The Fund’s investments in debt securities may include U.S. Treasury notes and bonds, investment grade corporate debt securities, convertible debt securities, debt securities below investment grade (high yield or junk bonds), and foreign debt securities. The Fund may invest up to 20% of its assets in such debt securities, all of which may be in “junk” bonds, i.e., debt securities that are not investment grade securities.  These types of bonds carry greater risk.

The Adviser generally sells securities of companies when the expected rate of return becomes inadequate, or if it believes there are better investment opportunities available, or if the securities no longer meet its investment criteria. The Adviser may write call options on specific stocks to exit a position or decrease its size. The Adviser will only write call options if it is willing to sell the stock at the exercise price.

While the Adviser seeks to augment returns primarily through the sale of puts and covered calls, this “option enhancement” component may involve additional options strategies.

PRINCIPAL RISKS
Investing in common stocks has inherent risks that could cause you to lose money. The principal risks of investing in the Fund are listed below and could adversely affect the net asset value (the "NAV"), total return and value of the Fund and your investment.

Stock Market Risks: Stock mutual funds are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Fund is likely to decline in value and you could lose money on your investment.

Stock Selection Risks:  The portfolio securities selected by the Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Fund's investment objective.

Non-Diversification Risk: The Fund is non-diversified.  As such it will likely invest in fewer securities than diversified investment companies and its performance may be more volatile.  If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it invested in a greater number of securities.

Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

Interest Rate Risk: In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

Credit Risk: The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

Junk Bond Risk:  Junk bonds are debt securities that have credit ratings below investment grade.  Almost all debt securities have interest rate and credit risk.  Junk bonds generally carry a higher level of both interest rate and credit risk than debt securities that are investment grade.

Management Risk: The success of the Fund’s strategy is dependent on the Adviser’s ability and stock selection process to correctly identify the Fund’s investments. If the Adviser is unsuccessful, the Fund could experience losses regardless of the overall performance of the U.S. equity market.  Further, this is a newer Fund and while the Adviser has managed separate accounts, it has limited experience managing a mutual fund.

Options/Derivatives Risk:  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and could increase the volatility of the Fund’s net asset value per share and cause you to lose money. Leverage, including borrowing, may also cause the net asset value of the Fund to decline.

Risks From Writing Call Options: When the Fund writes call options on its portfolio securities, it limits its opportunity to profit from an investment and, consequently, the Fund could significantly underperform the market. Writing call options could also result in additional turnover and higher tax liability.

Risks From Writing Put Options: If the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the underlying security or instrument at more than its market value.

Risks of Investment In Small Companies:  The Fund may invest in smaller capitalization companies.  Accordingly, the Fund may be subject to the additional risks associated with investment in companies with micro capital structures.   These companies may (i) have relatively small revenues, (ii) have limited product lines or services, (iii)  lack depth of management, (iv) lack the ability to obtain funds necessary for growth, and (v) feature  products or services for which a market does not yet exist and/or may never be established.

The increased risk involved with investing in micro cap companies may cause the market prices of their securities to be more volatile than those of larger, more established companies.  Further, these securities tend to trade at a lower volume than do those of larger, more established companies, which generally results in les liquidity.  If the Fund is heavily invested in these securities, the NAV of the Fund will be more susceptible to sudden and significant losses if the value of these securities decline.

You could lose money on your investment in the Fund, or the Fund may not perform as well as other possible investments. The Fund does not constitute a balanced or complete investment program and the NAV of its shares will fluctuate based on the value of the securities held by the Fund.

Who should buy this Fund
The Fund is most appropriate for long term investors who understand the risks of investing and are seeking long term capital appreciation, and who are willing to accept short term volatility and risk.

PAST PERFORMANCE
The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s total return for year ended December 31, 2013.  Next to the bar chart is the Fund’s highest and lowest quarterly returns during the period shown in the bar chart.  The performance table that follows shows the Fund’s returns compared with broad-based market index/indices.  Past performance (before and after taxes) will not necessarily continue in the future.  Updated performance is available on the Fund’s website at http://www.ycgfunds.com/or by calling 855-444-YCGF (9243).

Best Quarter Q1 2013 11.10%	Worst Quarter Q2 2013 1.89%

Average Annual Total Returns for the periods ended December 31, 2013
	One Year	Since Inception (12/28/2012)
Class R Shares
Return Before Taxes	27.47%	27.22%
Return After Taxes on Distributions	26.75%	26.51%
Return After Taxes on Distributions and Sale of Fund Shares	15.90%	20.61%
S&P 500 Index	32.39%	34.31%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

MANAGEMENT

Investment Adviser
YCG, LLC ("YCG" or the "Adviser") is the Fund’s investment adviser.

Portfolio Manager
Mr. Brian Yacktman, Chief Investment Officer and Portfolio Manager, and Mr. Elliott Savage, Portfolio Manager, have served as the Fund's portfolio managers since its inception.

PURCHASE AND SALE OF FUND SHARES
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. The minimum initial investment in shares of the Fund is $2,500. Additional investments must be in amounts of $100 or more. The minimum initial investment in retirement accounts (such as an IRA) is $1,000. Additional investments in retirement accounts must be in amounts of $100 or more.  The Fund also offers an Automatic Investment Plan (“AIP”).  The minimum investment for an AIP is $500.  Additional investments must be in amounts of $100 or more.

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.